                                                                    EXHIBIT 10.1


                           THE INTERCEPT GROUP, INC.

                             AMENDED AND RESTATED

                            1996 STOCK OPTION PLAN

                           THE INTERCEPT GROUP, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I - DEFINITIONS....................................................    1

ARTICLE II - THE PLAN......................................................    5
     Name..................................................................    5
     Purpose...............................................................    5
     Effective Date........................................................    5
     Shareholder Approval..................................................    5

ARTICLE III  - PARTICIPANTS................................................    5

ARTICLE IV - ADMINISTRATION................................................    6
     Duties and Powers of the Committee....................................    6
     Interpretation; Rules.................................................    6
     No Liability..........................................................    6
     Majority Rule.........................................................    6
     Company Assistance....................................................    7

ARTICLE V - SHARES OF STOCK SUBJECT TO PLAN................................    7
     Limitations...........................................................    7
     Antidilution..........................................................    8

ARTICLE VI - OPTIONS.......................................................    9
     Types of Options Granted..............................................    9
     Option Grant and Agreement............................................    9
     Optionee Limitation...................................................   10
     $100,000 Limitation...................................................   10
     Exercise Price........................................................   11
     Exercise Period.......................................................   11
     Option Exercise.......................................................   11
     Reload Options........................................................   12
     Nontransferability of Option..........................................   13
     Termination of Employment or Service..................................   13
     Employment Rights.....................................................   13
     Certain Successor Options.............................................   14
     Effect of Change in Control...........................................   14

ARTICLE VII - RESTRICTED STOCK.............................................  14
     Awards of Restricted Stock............................................  14
     Non-Transferability...................................................  15
     Lapse of Restrictions.................................................  15
     Termination of Employment.............................................  15
     Treatment of Dividends................................................  15
     Delivery of Shares....................................................  15

ARTICLE VIII - STOCK APPRECIATION RIGHTS...................................  15
     SAR Grants............................................................  15
     Determination of Price................................................  16
     Exercise of a SAR.....................................................  16
     Payment for a SAR.....................................................  16
     Status of a SAR under the Plan........................................  16
     Termination of Employment.............................................  16
     No Shareholder Rights.................................................  16

ARTICLE IX - STOCK CERTIFICATES............................................  16

ARTICLE X - TERMINATION AND AMENDMENT......................................  17
     Termination and Amendment.............................................  17
     Effect on Grantee's Rights............................................  17

ARTICLE XI - RELATIONSHIP TO OTHER COMPENSATION PLANS......................  18

ARTICLE XII - MISCELLANEOUS................................................  18
     Replacement or Amended Grants.........................................  18
     Forfeiture for Competition............................................  18
     Plan Binding on Successors............................................  18
     Singular, Plural; Gender..............................................  18
     Headings, etc., No Part of Plan.......................................  18
     Interpretation........................................................  19

EXHIBIT A (Stock Option Agreement)
SCHEDULE A (Option Terms)
SCHEDULE B (Notice of Exercise)

                           THE INTERCEPT GROUP, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

                                   ARTICLE I
                                  DEFINITIONS

     As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

     1.1  "Award" shall mean a grant of Restricted Stock or an SAR.
           -----

     1.2  "Board" shall mean the Board of Directors of the Company.
           -----

     1.3  "Cause" (i) with respect to the Company or any subsidiary which
           -----
          employs the recipient of an Award or Option (the "recipient") or for which such recipient primarily performs services, the commission by the recipient of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the recipient's becoming unbondable under the Company's or the subsidiary's fidelity bond; (ii) the willful engaging by the recipient in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or its subsidiaries, or soliciting employees, consultants or customers of the Company in violation of law or any employment or other agreement to which the recipient is a party; or (iii) the willful and continued failure or habitual neglect by the recipient to perform his or her duties with the Company or the subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the recipient shall be deemed be "willful" unless done or omitted to be done by recipient not in good faith and without reasonable belief that the recipient's action or omission was in the best interest of the Company and/or the subsidiary. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the recipient in this Plan. "Cause" under either (i), (ii) or (iii) shall be determined by the Committee.

     1.4  "Change in Control" shall mean the occurrence of either of the
           -----------------
          following events:

          (i) A change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company 24 months prior to such change; or

               (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the Effective Date, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     1.5  "Code" shall mean the United States Internal Revenue Code of 1986,
           ----
          including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

     1.6  "Committee" shall mean a committee of at least two Directors appointed
           ---------
          from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board. In selecting the Committee, the Board shall consider (i) the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives, and (ii) the benefits under Rule 16b-3 of having a Committee composed of either the entire Board or a Committee of at least two Directors who are Non-Employee Directors for Options granted to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

     1.7  "Company" shall mean The InterCept Group, Inc., a Georgia corporation.
           -------

     1.8  "Effective Date" shall mean November 12, 1996.
           --------------

     1.9  "Director" shall mean a member of the Board and any person who is an
           --------
          advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

     1.10 "Exchange Act" shall mean the Securities Exchange Act of 1934.  Any
           ------------
          reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law

     1.11 "Exercise Price" shall mean the price at which an Optionee may
           --------------
          purchase a share of Stock under a Stock Option Agreement.

     1.12 "Fair Market Value" on any date shall mean (i) the closing sales price
           -----------------
          of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

     1.13 "Grantee" shall mean a person who is an Optionee or a person who has
           -------
          received an Award of Restricted Stock or an SAR.

     1.14 "Incentive Stock Option" shall mean an option to purchase any stock of
           ----------------------
          the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto

     1.15 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3
           ---------------------
          under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

     1.16 "Officer" shall mean a person who constitutes an officer of the
           -------
          Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such

           Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

     1.17  "Option" shall mean an option, whether or not an Incentive Stock
            ------
           Option, to purchase Stock granted pursuant to the provisions of
           Article VI hereof.

     1.18  "Optionee" shall mean a person to whom an Option has been granted
            --------
           hereunder.

     1.19  "Permanent and Total Disability" shall have the same meaning as given
            ------------------------------
           to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

     1.20  "Plan" shall mean The Intercept Group, Inc. Amended and Restated 1996
            ----
           Stock Option Plan, the terms of which are set forth herein.

     1.21  "Purchasable" shall refer to Stock which may be purchased by an
            -----------
           Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

     1.22  "Qualified Domestic Relations Order" shall have the meaning set forth
            ----------------------------------
           in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

     1.23  "Reload Option" shall have the meaning set forth in Section 6.8
            -------------
           hereof.

     1.24  "Restricted Stock" shall mean Stock issued, subject to restrictions,
            ----------------
           to a Grantee pursuant to Article VII hereof.

     1.25 "Restriction Agreement" shall mean the agreement setting forth the
           ---------------------
           terms of an Award, and executed by a Grantee as provided in Section
           7.1 hereof.

     1.26  "SAR" means a stock appreciation right, which is the right to receive
            ---
           an amount equal to the appreciation, if any, in the Fair Market Value of a share of Stock from the date of the grant of the right to the date of its payment, all as provided in Article VIII hereof.

     1.27  "SAR Price" means the base value established by the Committee for a
            ---------
           SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

     1.28  "Section 16 Insider" shall mean any person who is subject to the
            ------------------
           provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

     1.29  "Stock" shall mean the Common Stock, no par value, of the Company or,
            -----
           in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

     1.30  "Stock Option Agreement" shall mean an agreement between the Company
            ----------------------
           and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

                                  ARTICLE II
                                   THE PLAN

     2.1   Name. This Plan shall be known as "The Intercept Group, Inc. Amended
           ----
           and Restated 1996 Stock Option Plan."

     2.2   Purpose. The purpose of the Plan is to advance the interests of the
           -------
           Company, its subsidiaries, and its shareholders by affording certain employees and Directors of the Company and its subsidiaries, as well as key consultants and advisors to the Company or any subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

     2.3   Effective Date. The Plan shall become effective on November 12, 1996.
           --------------

     2.4   Shareholder Approval. The Company obtained shareholder approval of
           --------------------
           the Plan on November 12, 1996 and approval of the amendment and restatement hereof has been or will be obtained. If, at the time of any amendment to the Plan, shareholder approval is required by the Code for Incentive Stock Options and such shareholder approval has not been obtained (or is not obtained within 12 months thereof), any Incentive Stock Options issued under the Plan shall automatically become options which do not qualify as Incentive Stock Options.


                                  ARTICLE III
                                 PARTICIPANTS

     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, all Directors and employees, including but not limited to executive personnel, of the Company or any subsidiary, as well as key consultants and advisors to the Company or any subsidiary.

                                  ARTICLE IV
                                ADMINISTRATION

     4.1  Duties and Powers of the Committee. The Plan shall be administered by
          ----------------------------------
          the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet by telephone. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Restriction Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Restriction Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2  Interpretation; Rules. Subject to the express provisions of the Plan,
          ---------------------
          the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

     4.3  No Liability.  Neither any member of the Board nor any member of the
          ------------
          Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

     4.4  Majority Rule. A majority of the members of the Committee shall
          -------------
          constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5  Company Assistance. The Company shall supply full and timely
          ------------------
          information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

     5.1  Limitations.  Subject to any antidilution adjustment pursuant to the
          -----------
          provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 600,000, and not more than 150,000 shares of Stock may be made subject to Options to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. The number of shares of Stock available for issuance hereunder shall automatically increase on the first trading day each calendar year beginning January 1, 1999, by an amount equal to three percent (3%) of the shares of Stock outstanding on the trading day immediately preceding January 1; but in no event shall any such annual increase exceed 150,000 shares (subject to adjustment under Section 5.2). Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article X, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 600,000 (other than pursuant to anti-dilution adjustments and the annual increase provided above) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option or Award that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Option or Award, and shares tendered for cashless exercise and withheld for taxes may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

               If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

     5.2  Antidilution.
          ------------

          (a) If (1) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (2) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (3) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

               (iii) the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

               (iv) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted proportionately by the Committee.

          (b) In the event of an anticipated Change in Control or the Company shall be a party to any reorganization, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Board or the Committee, in its discretion, may:

               (i) notwithstanding other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, that all such Options shall terminate 90 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 90-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or

               (ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

          (d)  The adjustments described in paragraphs (a) through (c) of this
               Section 5.2, and the manner of their application, shall be determined solely by the Board or the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Board or the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                  ARTICLE VI
                                    OPTIONS

     6.1  Types of Options Granted. The Committee may, under this Plan, grant
          ------------------------
          either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2  Option Grant and Agreement.  Each Option granted hereunder shall be
          --------------------------
          evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the Effective Date or the date the Plan is approved by the Company's shareholders.

               Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3  Optionee Limitation.  The Committee shall not grant an Incentive Stock
          -------------------
          Option to any person who, at the time the Incentive Stock Option is granted:

          (a)  is not an employee of the Company or any of its subsidiaries; or

          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted.

     6.4  $100,000 Limitation. Except as provided below, the Committee shall not
          -------------------
          grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any parent or subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing
                                                     --------
          restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this
          Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5  Exercise Price.  The Exercise Price of the Stock subject to each
          --------------
          Option shall be determined by the Committee. Subject to the provisions of Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

     6.6  Exercise Period.  The period for the exercise of each Option granted
          ---------------
          hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Incentive Stock Option granted under the Plan shall be exercisable prior to shareholder approval of the Plan.

     6.7  Option Exercise.
          ---------------

          (a)  Unless otherwise provided in the Stock Option Agreement or
               Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise. However, in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8  Reload Options.
          --------------

          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, subject to such other conditions or terms as the Committee shall specify at the time such exercised Option is granted.

          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

     6.9  Nontransferability of Option.  No Option shall be transferable by an
          ----------------------------
          Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.10 Termination of Employment or Service.  The Committee shall have the
          ------------------------------------
          power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof. Unless a Stock Option Agreement specifically provides otherwise, in the event the recipient of an Option or Award is terminated from his or her employment or other service to the Company or its subsidiaries for Cause, Options and Awards, whether vested or unvested, granted to such person shall terminate immediately and shall not thereafter be exercisable.

     6.11 Employment Rights.  Nothing in the Plan or in any Stock Option
          -----------------
          Agreement shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person's employment at any time.

     6.12 Certain Successor Options.  To the extent not inconsistent with the
          -------------------------
          terms, limitations and conditions of Code Section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code
          Section 424(a).

     6.13 Effect of Change in Control.  The Committee may determine, at the time
          ---------------------------
          of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.


                                  ARTICLE VII
                                RESTRICTED STOCK

     7.1  Awards of Restricted Stock.  The Committee may grant Awards of
          --------------------------
          Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers, and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, shares issued in connection with an Award may be held by the Company for the account of the Grantee or deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon issuance of the shares, the Grantee shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

     7.2  Non-Transferability.  Until any restrictions upon Restricted Stock
          -------------------
          awarded to a Grantee shall have lapsed in a manner set forth in
          Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the Grantee.

     7.3  Lapse of Restrictions.  Restrictions upon Restricted Stock awarded
          ---------------------
          hereunder shall lapse at such time or times and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

     7.4  Termination of Employment.  The Committee shall have the power to
          -------------------------
          specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

     7.5  Treatment of Dividends.  At the time an Award of Restricted Stock is
          ----------------------
          made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

     7.6  Delivery of Shares.  Except as provided otherwise in Article IX below,
          ------------------
          within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.


                                 ARTICLE VIII
                           STOCK APPRECIATION RIGHTS

     8.1  SAR Grants.  The Committee, in its sole discretion, may grant to any
          ----------
          Grantee a SAR. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

     8.2  Determination of Price.  The SAR Price shall be established by the
          ----------------------
          Committee in its sole discretion. The SAR Price shall not be less than 100% of the Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option.

     8.3  Exercise of a SAR.  Upon exercise of a SAR, the Grantee shall be
          -----------------
          entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each share of Stock being exercised under the SAR of (i) the Fair Market Value of such share of Stock on the date of exercise over (ii) the SAR Price for such share of Stock.

     8.4  Payment for a SAR.  At the sole discretion of the Committee, the
          -----------------
          payment of such excess shall be made in (i) cash, (ii) shares of Stock, or (iii) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

     8.5  Status of a SAR under the Plan.  Shares of Stock subject to an Award
          ------------------------------
          of a SAR shall be considered shares of Stock which may be issued under the Plan for purposes of Section 5.1 hereof, unless the Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

     8.6  Termination of Employment.  The Committee shall have the power to
          -------------------------
          specify, with respect to each SAR granted to any particular Grantee, the effect upon such Grantee's rights with respect to such SAR of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such SAR or acceleration of the date at which any then-remaining restrictions shall lapse.

     8.7  No Shareholder Rights.  The Grantee shall have no rights as a
          ---------------------
          shareholder with respect to a SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 hereof.


                                  ARTICLE IX
                              STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                   ARTICLE X
                           TERMINATION AND AMENDMENT

     10.1 Termination and Amendment.  The Board may at any time terminate the
          -------------------------
          Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

          (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options, except as contemplated in Sections 5.1 and 5.2;

          (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan; or

          (c) Otherwise materially increase the benefits accruing to recipients of Incentive Stock Options under the Plan.

     10.2 Effect on Grantee's Rights.  No termination, amendment, or
          --------------------------
          modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

                                  ARTICLE XI
                   RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its subsidiaries.


                                  ARTICLE XII
                                 MISCELLANEOUS

     12.1 Replacement or Amended Grants.  At the sole discretion of the
          -----------------------------
          Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them. However no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

     12.2 Forfeiture for Competition.  If a Grantee provides services to a
          --------------------------
          competitor of the Company or any of its subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an employee of the Company or subsidiary, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

     12.3 Plan Binding on Successors. The Plan shall be binding upon the
          --------------------------
          successors and assigns of the Company.

     12.4 Singular, Plural; Gender.  Whenever used herein, nouns in the singular
          ------------------------
          shall include the plural, and the masculine pronoun shall include the feminine gender.

     12.5 Headings, etc., No Part of Plan.  Headings of Articles and Sections
          -------------------------------
          hereof are inserted for convenience and reference; they do not constitute part of the Plan.

     12.6 Interpretation.  With respect to Section 16 Insiders, transactions
          --------------
          under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators.

               *           *           *           *           *